UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2011

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6000 Spine Road, Suite 100, Boulder, CO 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 11, 2011, our wholly owned subsidiary, Colorado Satellite Broadcasting, Inc., a Colorado corporation (“CSB”), entered into an amendment (the “Amendment”) to its Satellite Capacity Lease (as amended to date, the “Lease”) with Transponder Encryption Services Corporation (“TESC”), which Lease governs the terms for the distribution of CSB programming to customers of the DISH Network through video channel capacity leased from TESC.  The Amendment permits TESC to terminate the Lease or one or more of the programming services offered pursuant to the Lease for convenience upon 30 days advance written notice to CSB. CSB has not received any such notice of termination and management believes that all of CSB’s programming services currently provided under the Lease will continue to be offered through the remainder of the stated Lease term, or October 31, 2013.  All other terms and conditions in the Lease as in effect immediately prior to the Amendment remain in full force and effect thereafter. The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.  Investors and other interested parties are encouraged to read the Amendment in its entirety because it contains important terms.

Cautionary Statements regarding Forward Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “1933 Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The forward-looking statements are based on current expectations, estimates and projections made by management. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes’’, “seeks”, “estimates”, or variations of such words are intended to identify such forward-looking statements.  For example, our expectation that our current services will continued to be offered through the remainder of the stated Lease term is a forward-looking statement.  The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements.  All forward-looking statements made in this press release are made as of the date hereof, and the Registrant assumes no obligation to update the forward-looking statements included in this news release whether as a result of new information, future events, or otherwise. Please refer to the Registrant’s most recent annual report on Form 10-K and subsequent periodic reports and other filings with the Securities and Exchange Commission (“SEC”) for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports.  Copies of these filings are available through the SEC’s electronic data gathering analysis and retrieval (EDGAR) system at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Amendment to Satellite Capacity Lease, dated August 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2011	NEW FRONTIER MEDIA, INC.

	By:	/s/ Michael Weiner
Name: Michael Weiner
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Amendment to Satellite Capacity Lease, dated August 11, 2011